MARATHON VALUE PORTFOLIO
A SERIES OF UNIFIED SERIES TRUST
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 7, 2013

The undersigned shareholder of Marathon Value Portfolio (the "Fund"), a series of Unified Series Trust (the "Trust"), hereby nominates, constitutes and appoints Need Name and Need Name, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Huntington Asset Services, Inc., 2960 N. Meridian Street, suite 300 Indianapolis, Indiana 46208 at 10:00 a.m., Central Time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OR SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
Signature Date

____
Signature (if held jointly) Date

____
Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Two simple methods to vote your proxy:

VOTE BY PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1(866) 416-0559 and provide the representative with the TAG ID found on the bottom left of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 A.M. to 10:00 P.M. and Saturday 12:00 P.M. through 6:00 P.M. Eastern Time.

VOTE BY MAIL:
Simply sign, date and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE PROPOSAL.

TAG ID: 12345678 SCANNER BAR CODE CUSIP:

PROXY CARD

MARATHON VALUE PORTFOLIO

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 7, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS, AND THE PROPOSALS BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON THE PROPOSAL. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, IF ANY.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSALS:

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization (the "Plan") providing for (i) the transfer of all of the assets and liabilities of the Marathon Value Portfolio (the "Existing Fund"), a series of Unified Series Trust, to the new Marathon Value Portfolio (the "New Fund"), a series of Northern Lights Fund Trust III, and (ii) the distribution of shares of the New Fund so received to shareholders of the Existing Fund.	☐	☐	☐

YOU CAN VOTE BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.
WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on March 7, 2013 or any adjournment or postponement thereof.

This Notice and Combined Proxy Statement and Prospectus are available on the internet at: www.marathonvalue.com.

THANK YOU FOR VOTING

TAG ID: 12345678 SCANNER BAR CODE CUSIP: